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                                                                   EXHIBIT 10(p)


                               H.M. LAND REGISTRY
                       LAND REGISTRATION ACTS 1925 - 1971

        County and District             Nottinghamshire: Nottingham/
                                                            Broxtowe
        Title Number                    NT 205919

        Property                        Unit C2A Boulevard Industrial
                                        Park Beeston Nottingham

        T H I S  L E A S E made on the     day of
        One thousand nine hundred and ninety four

        B E T W E E N :-


        (1) The Landlord                WILSON BOWDEN PROPERTIES LIMITED
                                        having its Registered Office at
                                        Leicester Road Ibstock in the County of
                                        Leicester (registered number 1442184)

        (2) The Tenant                  CALBIOCHEM-NOVABIOCHEM (U.K.)
                                        LIMITED of 3 Heathcote Building
                                        Highfields Science Park University
                                        Boulevard Nottingham NG7 2QJ
                                        (registered number 2154136)




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        W I T N E S S E T H as follows :-


        1. DEFINITIONS

        In this Lease :-

        (1) Unless the context otherwise requires the following words and expressions shall have the meanings assigned to them hereunder :-

        Words and exressions                          Meanings
        --------------------                          --------
        "the Landlord"          Includes its successors in title entitled to the
                                reversion immediately expectant on the
                                determination of the term and all superior landlords and all rights reservations and permissions in favour of the Landlord shall also be for the benefit of any superior landlord to the intent that any superior landlord shall be entitled to exercise the same in addition to the Landlord and where the consent of the Landlord is required under any covenant or condition herein contained the same covenant or condition shall be subject to the consent of any superior landlord to the intent that the Landlord shall have the right to require the consent of any superior


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                                landlord shall be as a condition precedent to
                                the grant by the Landlord of any consent
                                (provided that any such consent shall not be unreasonably withheld or delayed under the provisions hereof and nor shall the Landlord create any further mortgage or lease where any such consents can be unreasonably withheld or delayed) and that the Landlord may require the Tenant to discharge the reasonable and proper costs charges and expenses of any superior landlord in respect of any such consent save where that consent is unreasonably withheld or delayed


        "the Tenant"            shall where the context so admits include its
                                successors in title and assigns

        "the perpetuity         the period of Eighty years from the date hereof
         period"                which shall be the perpetuity period applicable
                                hereto

        "Plan 1"                the drawing numbered 326(52)O1C annexed hereto

        "Plan 2"                the drawing numbered E147/57/E annexed hereto



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       "the Estate"             the land at Boulevard Industrial Park Beeston
                                Nottingham together with the buildings and works from time to time erected or standing thereon

       "the demised premises"   the premises known as Unit Number C2A Boulevard
                                Industrial Park Beeston Nottingham and more fully described in Part I of the First Schedule

       "the Primary Use"        Use within the meaning of Classes B1 and B8 of
                                the Town and Country Planning (Use Classes)
                                Order 1987 as enacted at the date hereof

       "the estate roads"       the roads and paths as are now existing on the
                                Estate shown for identification purposes edged brown on Plan 2

       "the service media"      the ventilating and other ducts cisterns tanks
                                radiators channels tubes motors valves traps switches watercourses water supply pipes waste water pipes soil pipes drains sewers gutters downpipes gas pipes fuel pipes oil pipes electricity cables telephone cables flues wires pumping stations and cables together with any other media for the provision of services but shall not

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                                include any wires cables or apparatus belonging
                                to any public utility or supply authority where the maintenance of the same is the responsibility of such authority

        "the insured risks"     the risks in respect of loss or damage by fire
                                lightning storm tempest impact explosion aircraft (other than hostile aircraft) and other aerial devices and articles dropped therefrom subsidence earthquake riot and civil commotion and malicious damage (and if such cover can be reasonably obtained by the Landlord labour disturbance) bursting or overflowing of boilers water tanks apparatus or pipes flood public liability insurance of the Landlord and such other risks as the Landlord may reasonably from time to time require to be insured against subject to such exclusions and limitations as are imposed by the reputable Insurers Provided
                                Always that if the Landlord shall be unable to obtain insurance cover against any one or more of the said


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                                risks (other than for fire for which the
                                Landlord's liability to insure shall be
                                absolute) the Tenant shall be immediately notified and such risk or risks shall for the purpose of this clause be deemed to be excluded from the expression of "the insured risks"

     "the Landlord's Surveyor"  The Landlord's Surveyor for the time being who shall be either an Associate or Fellow of the Royal Institution of Chartered Surveyors

     "Rent Payment Days"        The usual quarter days in every year

     "The Planning Acts"        The Planning Acts as defined in Section 336 of
                                The Town and Country Planning Act 1990 and any statutory extension or modification or re-enactment thereof

     "the term"                 The term of years created by clause 2 hereof

     (2) Words importing the neuter gender only shall include the masculine or feminine gender (as the case may be) and words importing the masculine gender only shall include the feminine gender and vice versa.


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(3) Words importing the singular number only shall include the plural number and vice versa and where there are two or more persons included in the expressions "the Landlord" or "the Tenant" covenants expressed to be made by the Landlord or the Tenant (as the case may be) shall be deemed to be made by such persons jointly and severally

(4) Words importing persons shall include firms companies and corporations and vice versa

(5) The word "development" shall have the meaning ascribed thereto by the Planning Acts

(6) Any reference to any Act of Parliament (but not The Town and County Use Classes Order 1987) shall include any modification or re-enactment thereof for the time being in force and shall include all instruments orders plans regulations permissions and directions for the time being made or given thereunder or deriving validity therefrom

2. OPERATIVE PART

The Landlord in consideration of the rents and the covenants on the part of the Tenant hereinafter reserved and contained HEREBY DEMISES unto the Tenant ALL THAT the demised premises TOGETHER WITH the rights and easements (in common with the Landlord and all others from time to time entitled thereto) specified in
Part 2 of the First Schedule EXCEPT AND RESERVING to the Landlord its tenants and owners and occupiers for the time being of each and every part of the Estate and all others entitled thereto the rights specified in Part 3 of the First Schedule SUBJECT TO the several matters specified irt clause 3(30) so far as the same relate to or affect the demised premises and are still subsisting and capable of taking effect and being enforced TO HOLD the same

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(except and reserved and subject as aforesaid) unto the Tenant for a term of
Fifteen years commencing on the _________________ day of __________________
One thousand nine hundred and ninety four YIELDING AND PAYING therefor during the term to the Landlord the respective rents following that is to say :-

(1) During the first five years of the term yearly and proportionately for any fraction of a year the rent of Thirty thousand pounds ((Pound)30000.00) by equal quarterly payments in advance on the Rent Payment Days the first payment in respect of the period commencing on the date hereof or the date of occupation whichever shall be the sooner and ending on the day preceding the Rent Payment Day next following being paid on the day of _________ One thousand nine hundred and ninety four AND thereafter in the years 1999 and 2004 and on the anniversaries respectively in such years of the commencement of the term a yearly rent equal to the Review Rent defined and ascertained in accordance with the provisions of the Second Schedule and

(2) Such additional sums as may from time to time be payable pursuant to the Second Schedule and

(3) A sum or sums of money in each year of the term equal to the amount or amounts (including any increased premiums payable by reason of any act neglect or default of the Tenant or servants agents or visitors of the Tenant) which the Landlord shall expend in eacb year in or in respect of effecting or maintaining insurance in accordance with the covenants on the part of the

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Landlord hereinafter contained at Clause 4(1) (or if the demised premises are insured jointly with other premises such sum or sums properly attributable to the demised premises as shall be determined by the insurers or (if the insurers shall refuse to make such determination) as shall be reasonably determined by the Landlord's Surveyor and such determination in either case shall be final and binding (save in the case of manifest error or matter of law) on the Tenant) such sum or sums to be paid within 14 days of receipt by the Tenant from the Landlord of a proper written demand supported by due evidence of payment on demand at any time; and

(4) On demand all interest payable in accordance with clause 5

(2) hereof

3. TENANT'S COVENANTS

The Tenant HEREBY COVENANTS with the Landlord for itself and its permitted successors and assignees to observe and perform throughout the term the following conditions and obligations :-

(1) TO pay the reserved rents on the days and in manner all as specified in clause 2 without any deduction whatsoever by the Tenant for the time being

(2) To pay and discharge all existing and future rate taxes duties levies charges assessments impositions and outgoings whatsoever whether parliamentary county municipal parochial local or of any other description and whether of the nature of capital or revenue which are now or may at any time hereafter be taxed assessed charged or imposed upon the demised premises or on the owner Landlord Tenant or occupier in respect thereof except only such as the owner or Landlord is by law bound to pay or which may

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arise from dealings with the reversionary interest of the Landlord or any title paramount notwithstanding any contract to the contrary

        (3) From time to time and at all times during the term (so that all work carried out shall be done to the reasonable satisfaction of the Landlord's Surveyor) well and substantially to repair maintain cleanse and keep in good and substantial repair and condition the whole of the demised premises including all foundations roofs walls fences roads paths forecourts and every part thereof lying wholly within the demised premises and the Landlord's fixtures and fittings as contained in the Fourth Schedule therein and the appurtenances thereof and all additions alterations and improvements thereto or replacements thereof and all service media serving the demised premises and to replace and such items as aforesaid as shall from time to time become necessary AND to keep any part of the demised premises not covered by buildings or structures including all hardstanding and landscaped areas therein in a neat and tidy condition and in a good and substantial state of repair to the reasonable satisfaction of the Landlord's Surveyor Provided that the obligations of the Tenant herein shall not extend to making good damage occasioned by any of the insured risks unless the insurance of the demised premises (either alone or jointly with other adjoining premises) shall have been rendered void or payment of the policy moneys shall have been refused or withheld in whole or part in consequence of any act or default on the part of the Tenant or of the servants, agents or invitees; of the Tenant

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(4) (1) As often as may be reasonably necessary but not more frequently than once in every third year of the term and also (but not so as to require redecoration in consecutive years) during the last three months of the term (whether determined by effluxion of time or otherwise) to paint or otherwise treat as the case may be the whole of the outside woodwork iron work metal work or cement (if any) and other external parts of the buildings on the demised premises usually or requiring to be painted or otherwise treated with two coats of good quality undercoat and one coat of good quality gloss paint or other suitable material of good quality in a proper and workmanlike manner and (without prejudice to the generality of the foregoing) to clean and treat in a suitable manner for its maintenance in good condition all the exterior hard wood and metal and other work not required to be painted as aforesaid PROVIDED THAT such decorating in the last year of the term or sooner determination thereof shall be carried out in colours tints or patterns first approved in writing by the Landlord or the Landlord's Surveyor such approval not to be unreasonably withheld or delayed

        (2) As often as may be reasonably necessary but not more frequently than once in every five years of the term and also (but not so as to require redecoration in consecutive years) in the last three months of the term
(whether determined by effluxion of time or otherwise) to paint paper varnish or otherwise treat as the case may be all interior parts of the buildings on the demised premises and all additions and fixtures thereto usually or requiring to be painted papered varnished or otherwise treated with not less than two coats of good quality

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paint or other suitable material of good quality in a proper and workmanlike manner PROVIDED ALWAYS that the internal painting and decorating in the last year of the term or sooner determination thereof (unless determined by forfeiture) shall be carried out in colours tints and patterns first approved in writing by the Landlord or the Landlord's Surveyor such approval not to be unreasonably withheld or delayed

        (3) To clean the windows of the demised premises as often as occasion shall require

        (4) To keep all the Landlord's fixtures and fittings specified in the Fourth Schedule hereto in good working order repair and condition to the reasonable satisfaction of the Landlord or the Landlord's Surveyor

        (5) To comply with all requirements of the Local Authority and the Fire Service relating to the installation of fire sprinklers and fire alarm systems and other appliances in any part of the demised premises and to ensure that any such systems installed pursuant to these requirements are at all times adequately serviced and maintained and to produce within fourteen days of demand therefor to the Landlord or the Landlord's Surveyor copies of all appropriate: certificates and authorisations issued relative thereto by the appropriate authorities or service contractors

(5) At the expiration or sooner determination of the term quietly to yield up the demised premises in such good and substantial repair and condition as shall be in accordance with the covenants on the part or the Tenant herein contained together

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with all additions and improvements made thereto and all fixtures and alterations (other than trade or tenant's fixtures which may be removed or alterations carried out by the Tenant and for which the Landlord has served written request upon the Tenant earlier than 3 calendar months before determination of the term for the Tenant to reinstate subject to the Tenant making good all damage caused by such removal to the reasonable satisfaction of the Landlord or the Landlord's Surveyor)

(6) To permit the Landlord upon forty eight hours prior written notice (except in case of emergency) and the Landlord's Surveyor and Agent with or without workmen and others and appliances at all reasonable hours during daytime in the term (or at any time in case of emergency) but without undue frequency to enter the demised premises or any part thereof to view the state and condition or user of the same or for inspecting any works in progress or for taking inventories of the fixtures and things to be surrendered at the expiry of this Lease and of all defects wants of reparation and breaches of covenants there and there found for which the Tenant is liable hereunder the Landlord may give notice in writing to the Tenant and within three months after every such notice the Tenant shall proceed diligently to repair and make good the same according to such notice and the covenants in that behalf herein contained to the reasonable satisfaction of the Landlord or the Landlord's Surveyor AND if the Tenant shall fail to comply with such notice in all respects it shall be lawful (but without prejudice to the right of re-entry and forfeiture hereinafter contained) for the Landlord or the Landlord's agents servants and workmen to enter upon the

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demised premises and to carry out or cause to be carried out all or any of the works referred to in such notice and the proper and reasonable cost of so doing and all expenses thereby properly incurred with interest thereon (at the rate referred to in clause 5 (2) hereof) from a date seven days after the date of written demand supported by evidence of expenditure by the Landlord shall be paid by the Tenant to the Landlord on demand and shall be recoverable as rent in arrear

(7) Without prejudice to the provisions of sub-clause 3(12) and subject as hereinafter in this sub-clause provided

        (1) Not at any time during the term without obtaining the previous consent in writing of the Landlords Surveyor (such consent not to be unreasonably withheld or delayed) to make or permit or suffer to be made any addition or alteration to the demised premises (including without prejudice to the generality of the foregoing alterations or changes in the construction height design elevation or external appearance of any building or buildings thereon) or construct any new or additional buildings thereon Provided always that any addition or alteration for which consent as aforesaid shall be given shall be carried out in accordance with plans elevations sections and specifications previously submitted and approved in writing by the Landlord or the Landlord's Surveyor (such approval not to be unreasonably withheld or delayed) or the Landlord's Surveyor and in accordance with any relevant terms and conditions and regulations of the Institute of Electrical Engineers and the Electricity and Water Supply Authorities or any other statutory authority


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        (2) Not at any time during the term to make or permit or suffer to be made any new accesses to adjoining roads without obtaining the previous consent in writing of the Landlord or the Landlord's Surveyor (such consent not to be unreasonably withheld or delayed)

PROVIDED ALWAYS that the Tenant may instal alter or remove a mezzanine floor and/or any demountable non-structural partitions and not being a Landlord's fixture and fitting wholly within the demised premises (or permit the same to be done) without obtaining such consent as aforesaid but so that

        (i) the installation alteration or removal of such demountable non-structural partitions shall be carried out in a good and workmanlike manner and so as to avoid nuisance inconvenience or annoyance to third parties

        (ii) the Tenant shall give notice to the Landlord or the Landlord's Surveyor and to any insurers of the demised premises before the installation alteration or removal of such demountable non-structural partitions and shall comply or cause to be complied with the reasonable requirements of such insurers and

        (iii) the Tenant shall make good or cause to be made good without delay any damage caused by the installation alteration or removal of such demountable non-structural partitions

         (4) AND if the Tenant shall make any addition or alteration to the demised premises then at the expiration or sooner determination of the tenancy the Tenant will if so required by the Landlord by notice served upon the Tenant at least 3 months prior to the determination of the term at the Tenant's own cost reinstate and make good to the reasonable satisfaction of the

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Landlord's Surveyor the demised premises and restore the same to the plan and design as if such addition or alteration (or such of them as may be specified by the Landlord) had not been made PROVIDED that if the Tenant shall construct offices above the existing ground floor offices in accordance with the terms of this Lease then the Landlord shall not require re-instatement of such offices

(8) (1) To the reasonable satisfaction of the Landlord and within the time limit laid down by law or by any notice requiring the same to be done or if no such time limit is laid down within a reasonable time to do and execute all such works and things and comply with all such requirements as under or by virtue of any Act of Parliament already or hereafter to be passed and every order regulation and bye-law made under or in pursuance thereof or by any local or other authority have been or shall be directed to be done executed or complied with in respect of the demised premises or the user thereof or the person or persons or any fixture machinery plant or chattel for the time being therein whether by the owner or occupier thereof including (but without prejudice to the generality of the foregoing) the provisions of the Offices Shops and Railway Premises Act 1963 the Factories Acts and the Health and Safety at Work etc. Act 1974 and to indemnify the Landlord at all times against all proper costs charges and expenses of or incidental to the execution of any works or the provision and maintenance of any arrangements so directed or required as aforesaid


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        (2) To observe all statutory and other provisions and regulations
(including those in any policy of insurance relating to the demised premises of which the Tenant has been notified) with regard to the storage and use of any inflammable fuel oils or substances in or upon the demised premises

(9) Forthwith to give full particulars to the Landlord of any :-

        (1) permission notice order or proposal for a notice or order relevant to the use or condition of the demised premises made given or issued by any Government Department Local or Public Authority or by virtue of any statutory powers and if so reasonably required by the Landlord or the Landlord's Surveyor to produce copies of such permission notice order or proposal for a notice or order to the Landlord or the Landlord's Surveyor as the case may be AND ALSO at the expense of the parties in proportion to their respective interests in the demised premises at the date of receipt of the notice or order without delay to take all reasonable steps to comply (so far as the Landlord or the Tenant is liable so to do) with any such notice or order

        (2) damage or destruction of the demised premises or any part thereof whether caused by the occurrence of any of the insured risks as soon as practical once the Tenant becomes aware of such damage or destruction

(10) In relation to the Planning Acts :-

        (1) at all times during the term to comply in all respects with the provisions and requirements of the Planning Acts and all licences consents permissions and conditions (if any) granted or imposed thereunder in relation to any permission implemented by

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the Tenant or under any enactment repealed thereby so far as the same respectively relate to or affect the demised premises or any part thereof or any operations works acts or things already or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose and


        (2) during the term so often as occasion shall require free of all expense to the Landlord to obtain or procure to be obtained all such licences consents and permissions as may be required for the carrying out by the Tenant of any operation on the demised premises or the institution or continuance by the Tenant thereon of any use thereof which may constitute development within the meaning of the Planning Acts but so that the Tenant shall not make any application for planning permission without the previous written consent of the Landlord (such consent not to be unreasonably withheld or delayed)

        (3) to pay and satisfy or cause to be paid and satisfied any charge that may hereafter be imposed under the Planning Acts in respect of the carrying out or maintenance by the Tenant of any such operations or the institution or continuance by the Tenant of any such use as aforesaid and

        (4) notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the demised premises or any change of use thereof before all necessary planning permissions therefor have been produced to the Landlord and acknowledged in writing by the Landlord or the Landlord's Surveyor as aforesaid as satisfactory to it such acknowledgment not to be unreasonably withheld or delayed but so that the Landlord or the Landlord's Surveyor may

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refuse to express its satisfaction with any such planning permission on the ground that the period thereof or anything contained therein or omitted therefrom in the reasonable opinion of the Landlord's Surveyor would be or likely to be prejudicial to the interest of the Landlord in the demised premises during the term

        (5) unless the Landlord or the Landlord's Surveyor shall otherwise direct to carry out before the expiration or sooner determination of the term any works stipulated to be carried out to the demised premises by a date subsequent to such expiration or sooner determination as a condition of any planning permission which may have been granted and implemented by the Tenant during the term

        (6) if and when called upon so to do to produce to the Landlord or the Landlord's Surveyor all such plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this covenant have been complied with in all respects

        (7) not at any time during the term without the licence in writing of the Landlord first obtained such licence not to be unreasonably withheld or delayed to enter into any agreement with a Local Planning Authority under
Section 106 of the Town and Country Planning Act 1990

(11) (1) At all times during the term to comply with all requirements and recommendations from time to time of any appropriate authority and all reasonable requirements and recommendations of the insurers of the demised premises of which the Tenant has been notified in relation to fire precautions affecting the demised premises

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        (2) to keep or procure to be kept the demised premises sufficiently supplied and equipped with such fire fighting and extinguishing appliances as shall from time to time be required by law or by the local or other competent authority and such appliances shall be open to inspection and shall be maintained to the reasonable satisfaction of the appropriate authorities and of the reputable insurers of the demised premises and also not to obstruct or permit or suffer to be obstructed the access to or means of working such appliances or the means of escape from the demised premises in the case of fire

(12) to permit the Landlord upon the giving of at least forty eight hours prior notice (except in the case of emergency) and the Landlord's Surveyor or agent with or without workmen and appliances at all reasonable times in the daytime and during normal business hours (or at any time in the case of emergency) during the term :-

        (1) To enter the demised premises with or without the tenants owners and occupiers of adjoining or neighbouring premises for the purpose of executing repairs or alterations to or upon any adjoining or neighbouring premises or any service media or services belonging to or used in connection with the same where such work are impossible without such entry but causing as little noise dust damage and inconvenience as possible and forthwith making good in a reasonable manner all damage to the demised premises and the Tenant's goods and those under its control thereby occasioned to the reasonable satisfaction of the Tenant

        (2) To enter upon the demised premises for any other reasonable purpose connected with the interest of the Landlord in

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the demised premises in relation to the disposal or charging of their respective interests Provided that such persons are accompanied by the Landlord's agent

(13) Not at any time to use the demised premises or any part thereof or allow the same to be used for

        (i)   betting and gaming

        (ii)  any public exhibition or entertainment

        (iii) any noisy noxious dangerous or offensive trade business manufacture or occupation whatsoever

        (iv)  residential purposes or

        (v) any illegal immoral or improper purpose and not to hold or permit to be held any auction on the demised premises

(14) Not to use or permit or suffer the buildings on the demised premises or any part thereof to be used for any purpose other than for the Primary Use (as specified above) with ancillary offices and as to the remainder thereof as service and amenity areas ancillary to the said buildings

(15) Not to do or permit or suffer to be done in or about or in connection with the demised premises or any part thereof or on any neighbouring property over which the Tenant (by virtue of its tenancy of the demised premises) exercises rights any act deed or thing which shall or may be or become a nuisance (whether indictable or not) or which may be or foreseeably grow or lead to the damage inconvenience annoyance danger or disturbance of the Landlord or the owners lessees or occupiers of any adjoining or neighbouring premises or the Public Local or any other Authority.

(16) (1) Not to make any claim against the Landlord in respect of interference to reception of wireless radio or television

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transmissions or to the operation of any appliance except for telephone and computer equipment in or upon the demised premises suffered or alleged to be suffered by reason of the use of electrical or other apparatus including power lines on any adjoining or neighbouring property of the Landlord

        (2) Not to cause or knowingly permit or suffer to be caused interference to others by any radio or electro magnetic signal emitted by the use of apparatus operated or installed in the demised premises

(17) (1) Not to affix or exhibit or permit or suffer to be affixed or exhibited to or upon any buildings for the time being erected on the demised premises or any other part of the demised premises any aerial hoarding placard poster signboard or other advertisement whether illuminated or not (other than placards posters or advertisements which are not ordinarily visible from outside the building in question) except with the previous consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed) PROVIDED THAT the consent aforesaid shall not be required in respect of any notice which may be required by law to be affixed or exhibited on the demised premises or stating the name of the Tenant or which has deemed or specific consent pursuant to the Town and Country Planning (Control of Advertisements) Regulations 1992 or any replacement regulations

        (2) At its own expense to comply with the Town and Country Planning (Control of Advertisements) Regulations 1969 or any regulation or other statutory provision replacing or amending the same

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        (3) on the expiration or sooner determination of the term (if required by the Landlord) to remove or efface any such signboard or nameplate as aforesaid

(18) (1) Not to assign sub-let or charge or part with possession of the whole or any part or parts of the demised premises (except as hereinafter permitted) nor to share the whole or part of the demised premises with any other person or persons (except as hereinafter permitted)

        (2) Not to assign the whole of the demised premises without obtaining the written consent of the Landlord (which consent shall not be unreasonably withheld or delayed) PROVIDED THAT :-

        (i) it shall be a condition precedent to the granting by the Landlord of any such consent that the proposed assignee enters into a direct covenant with the Landlord to observe and perform the covenants on the part of the Tenant and conditions contained in this Lease for so long as the assignee is a tenant of the Landlord such covenant to be in a form reasonably required by the Landlord and to be prepared and completed at the expense of the Tenant

        (ii) If the proposed assignee is a company not being a public company the Landlord shall if it is reasonable in all the circumstances be entitled to require as a condition precedent to the granting of any consent that two of the directors of such company or a corporate third party shall join in the Assignment as sureties and such sureties for the assignee shall (in consideration of the consent being granted at their request) covenant (where appropriate jointly and severally) with the Landlord in substantially the same terms (mutatis mutandis) as are contained in the Third Schedule hereto

        (3) Not to sub-let the whole of the demised premises to any other person firm or company without obtaining the written consent of the Landlord (which consent shall not be unreasonably withheld or delayed) PROVIDED THAT any sub-lease granted out of this Lease shall contain :-

        (i) an unqualified covenant on the part of the sub-tenant not to assign sub-let charge or part with the possession of part only of the demised premises nor to part with possession of the whole thereof nor to share the whole or part of the demised premises with any other person or persons

        (ii) a covenant on the part of the sub-tenant that the sub-tenant will not assign or sub-underlet the whole of the demised premises without obtaining the written consent of the Landlord under this present Lease (which consent shall not be unreasonably withheld or delayed)

        (4) Nothing in this paragraph 3(19) contained shall prevent the Tenant without the consent of the Landlord (but subject to notification thereof being given to the Landlord prior to occupation) from sharing the whole or any part or parts of the demised premises with any company which is for the time being a subsidiary of the Tenant or the holding company of the Tenant or which is another subsidiary of the Tenant's holding company or a subsidiary of the company which is the holding company of the Tenant's holding company (in each case within the meaning of Section 736 of the Companies Act 1985) Provided that

        (i) no tenancy within the meaning of the Landlord and Tenant Act 1954 is thereby created

        (ii) such subsidiary or holding company shall only occupy all or part of the demised premises whilst such relationship subsists

        (5) The Tenant shall not be party or privy to any agreement or arrangement for commutation in whole or in part of any annual rent to be reserved and made payable on any underletting or of any part thereof inconsideration of the payment of a lump sum of money or otherwise

        (6) Not to permit or suffer any breach by the sub-tenant of any of the provisions of paragraphs 3(18)(3)(i) and 3(18)(3)(ii) contained in a sub-lease. and at all times strictly to enforce the same

(19) (1) within fourteen days of every assignment assent transfer sub-lease assignment of sub-lease or mortgage or charge of or relating to the demised, premises or any part thereof or any other dispositions whether mediate or immediate of or relating to the demised premises or any part thereof to give notice thereof in writing with particulars thereof to the Solicitor of the Landlord and supply a certified copy thereof and to pay the Solicitors of the Landlord a reasonable sum as a registration fee (being in each case not less than Ten pounds) in respect of each such instrument

        (2) Within one month after any order of Court or private or local Act of Parliament affecting the demised premises or any part thereof (and of which the Tenant shall have actual notice) to give notice thereof in writing to the Landlord and the Landlord's Surveyor and to produce to the Landlord a certified copy of the relevant instrument (if the original or a certified copy shall be in the Tenant's possession)

(20) Not to overload or permit to be overloaded the structure or any part of the demised premises or impose any excessive weight thereon

(21) (1) Not to have or keep or permit to be kept upon the demised premises or any part thereof any substance of an explosive or of an especially inflammable or dangerous nature (other than fuel in tanks of vehicles) or such as might increase the risk of fire or explosion or which might attach or in any way injure by percolation corrosion or otherwise the demised premises or the keeping or using whereof may contravene any statute or local regulation or bye-law Provided always that the Primary Use shall not be a breach of this covenant

        (2) Not to instal or suffer to be installed in the demised premises any machinery which shall be noisy or which may cause dangerous vibration or be a nuisance to the Landlord or to occupiers of adjoining or neighbouring premises

        (3) Not to overload or permit or suffer so far as it is possible for the Tenant to do so to be overloaded the service media of or serving the demised premises or any of them

        (4) Not to hang exhibit place put deposit or expose outside any part of the buildings comprised in the demised premises any goods articles or things for sale hire or rent and not to permit or suffer any of the aforesaid things to be done

        (5) Not to commit or permit or suffer to be committed any waste whether permissive voluntary or ameliorative in or upon the demised premises

        (6) Not to discharge or permit or suffer to be discharged from the demised premises into any surface water drain anything other than surface water

        (7) Not to bring or keep or suffer to be brought or kept upon the demised premises anything which in the reasonable opinion of the Landlord's Surveyor is or may forseeably become unclean unsightly or detrimental to the demised premises or to the general amenity of the development

        (8) Not at any time to place exhibit store or sell any goods on or from the adjoining roads or other common parts

(22) Not to knowingly allow to pass into the sewers drains pipes or watercourses of or serving the demised premises any noxious or deleterious effluent or other substance whatsoever which may cause an obstruction in or injure the said sewers drains pipes or watercourses and in the event of any such obstruction or injury caused by the Tenant to make good as soon as practicable any damage caused to the reasonable satisfaction of the Landlord's Surveyor and the drainage authority

(23) (1) Except as shall be permitted by Clause 5(ii) of Part 2 of the First Schedule hereto not to park or permit to be parked any vehicle upon any other part of the Estate (except for the demised premises) and the estate roads and in particular not to park or permit to be parked any such vehicle on nor so as to cause any obstruction or damage to the estate roads or any access way pedestrian amenity or landscaped area

        (2) Subject to the provisions of Clause 5(ii) of Part 2 of the First Schedule hereto to ensure that all goods arriving at or despatched from the demised premises shall be loaded or Unloaded as the case may be within the demised, premises in such a way that no obstruction of access to any adjoining or neighbouring property is thereby caused

        (3) to ensure that all vehicles of the Tenant its sub-tenants servants agents visitors suppliers and contractors entering and leaving the development do so only at the vehicular access points constructed for that purpose

        (4) Except as is permitted by Clause 5(ii) of Part 2 of the First Schedule hereto not to obstruct or permit to be obstructed the service yard shown hatched blue on Plan 1

        (5) (i) not to deposit or permit or suffer to be deposited (except in receptacles provided for that purpose) any rubbish refuse scrap or waste material upon any part of the demised premises or any part of the Estate except in the area edged green on Plan 1 and not to burn any rubbish scrap or waste material thereon

        (ii) To use its reasonable endeavours to ensure that all rubbish refuse scrap and waste material is removed from the demised premises and the said area edged green on Plan 1

        (6) Not otherwise to cause any obstruction or annoyance to the Landlord or to the owners tenants or occupiers of any adjoining or neighbouring premises

(24) (1) Not to stop up or obstruct or knowingly permit to be stopped up or obstructed any of the windows or lights belonging to the demised premises nor knowingly permit any new window light opening doorway passage drain or other encroachment or easement to be made into against upon or over the demised premises or any part thereof AND in case any encroachment or easement whatsoever shall be attempted to be made or acquired by any person or persons whomsoever to give notice thereof in writing to the Landlord and the Landlord's Surveyor immediately the same shall come to the notice of the Tenant and at the request of the Landlord or the Landlord's Surveyor and at the cost of the Landlord to do all such things as may reasonably be required by the Landlord or the Landlord's Surveyor for preventing any encroachment or easement being made or acquired

        (2) If the Tenant shall omit or neglect forthwith to adopt such means or take such actions as aforesaid it shall be lawful for the Landlord or its Surveyor or its employees agents and workmen to enter upon the demised premises and to do the same causing as little disturbance to the Tenant as possible and making good all damage caused

        (3) To use its reasonable endeavours to prevent any easement or right belonging to or used with the demised premises from being obstructed or lost

        (4) Not to give to any third party any acknowledgment that the Tenant enjoys the access of light to any of the windows or openings in the demised premises by the consent of such third party nor to pay to such third party any sum of money nor to enter into any agreement with such third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any of such windows or openings and in the event of any of the owners of adjacent or neighbouring land or buildings doing or threatening to do anything which obstructs the access of light to any of the windows or openings in the demised premises to notify the same forthwith to the Landlord as soon as the same shall come to the notice of the Tenant and to permit the Landlord if necessary to bring all such actions as it may think fit in the name of the Landlord and at the Landlord's cost against any of the owners of the adjacent or neighbouring land or buildings in respect of the obstruction of the access of light to any of the windows or openings in the demised premises PROVIDED ALWAYS that the Landlord bringing such actions shall indemnify the Tenant against all actions losses expenses costs or damages which the Tenant may suffer by reason of any act or actions which the Landlord may do or bring under this sub-clause

(25) To pay to the Landlord on demand all reasonable costs and expenses (including legal costs stamp duty on any consents licences or duplicates bailiff's fees and fees payable to a surveyor or other professional advisor and any value added tax thereon for which a proper value added tax invoice is produced) which may be properly incurred by the Landlord in :-

(1) Any proceedings under Section 146 or 147 of the Law of Property Act 1925 (notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court) and

(2) Any notice relating to the repair or decoration of the demised premises in connection with the delivery up thereof at the expiration or sooner determination of the term and

(3) The recovery of arrears of rent payable hereunder and proceedings in connection therewith and

(4) The grant or refusal of consent upon any application by the Tenant pursuant to the provisions of this Lease (including cases where the application is withdrawn) save where such refusal is an unreasonable refusal or delay on the part of the Landlord

(26) (1) Not to do or permit to be done anything whereby :-

        (i) any policy or policies of insurance for the time being in force effected by the Landlord

        (ii) any other policy or policies of insurance for the time being in force in respect of the demised premises (including any policy or policies of insurance against loss of rental income and against third party and property owners' liability risks of the demised premises)

        (2) To reimburse to the Landlord on demand any expenses incurred by the Landlord in the renewal of any such policy or policies rendered necessary by a breach of the Tenant's obligations under paragraph 3(26)(1) to pay to the Landlord on written demand supported by due evidence of payment of the additional premium aforesaid

        (3) In the event of the demised premises or any adjoining premises of the Landlord or any part thereof being destroyed or damaged by any peril against which the Landlord shall have insured and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant or the Tenant's servants employees or agents in performance of their respective duties or liabilities to the Tenant then and in every such case the Tenant will forthwith pay to the Landlord the irrecoverable insurance money
(27) To permit the Landlord and its agents at any time within six calendar months next before the expiration or sooner determination of the term to enter upon the demised premises and to fix and retain without interference upon any suitable part or parts of the demised premises or the exterior thereof a notice board for reletting or disposing of the same (but not so as to restrict or interfere unreasonably with the access of light and air to the demised premises and not so as to obscure the Tenant's trade sign) and not to remove or obscure the same and to permit all persons by order in writing of the Landlord or the Landlord's Surveyor or of its agents and if accompanied by the Landlord's agents to view the demised premises at reasonable times in the usual business hours in the daytime upon at least Forty eight hours prior written notice without interruption unless the Tenant shall have made a valid Court application under
Section 24 of the Landlord and Tenant Act 1954

(28) To keep the Landlord fully and effectually indemnified from and against all expenses proceedings proper costs claims damages demands and any liability whatsoever arising out of :-

        (1) The state of repair and condition of or any defect in the demised premises any alteration thereto or the user thereof or works carried out or in course of being carried out to the demised premises and

        (2) Anything now or hereafter attached to or projecting from the demised premises and

        (3) Claims under Section 4 of the Defective Premises Act 1972 and

        (4) Any breach by the Tenant of any of its obligations under this Lease and

        (5) All damage occasioned to any adjacent or neighbouring premises or the services thereof or to any person or chattel (whether or not upon the demised premises) caused by any act default or negligence of the Tenant or the servants agents licensees or invitees of the Tenant

(29) Upon making any application or request in connection with the demised premises or the provisions of this Lease to disclose to the Landlord or the Landlord's Surveyor such information as the Landlord may reasonably require and request promptly

(30) To perform and observe the covenants agreements and other provisions contained or referred to in :-

(a) Clause 4(i) of the Third Schedule of a Conveyance dated the Second day of December one thousand nine hundred and eighty three and referred to in Note 2 of the Property Register of title number NT 205919

(b) Clause 1 (f) (ii) of the Fifth Schedule of a Conveyance dated the Thirty first day of March One thousand nine hundred and eighty seven and referred to in entry number 4 of the Charges Register of title number NT 205919 so far as the same require to be performed and observed by the owner or occupier of the demised premises and relate thereto or any part thereof and are still subsisting and capable of taking effect and to indemnify and keep indemnified the Landlord against all actions proceedings costs damages claims demands expenses and liability whatsoever by reason of or on account of the breach non-performance or non-observance of either of the same AND IN PARTICULAR (but without prejudice to the generality of the foregoing) :-

(a) Not to use the demised premises for retail or residential purposes

(b) Not to make or cause to be made any application for planning permission to change the use of the demised premises for residential or retail or retail warehousing purposes

(c) To enter into a Deed of Covenant direct with British Railways Board in the terms set out in covenant 1 (f) (ii) of the Fifth Schedule of the said Conveyance dated the Thirty first day of March One thousand nine hundred and eighty seven as identified in Entry number 4 in the Charges Register of the title above referred to

(31) The Tenant shall in addition to the rents charges fees and other payments which are or shall be reserved or may become payable pursuant to the provisions of this Lease (hereinafter in this sub-clause called "the Payments") by or on behalf of the Tenant pay any Value Added Tax which is or may become payable in respect of the Payments provided proper Value Added Tax invoices are delivered to the Tenant and in default of payment the same shall be recoverable by action or by distress as rent in arrear

(32) To pay to the Landlord or to whom the Landlord may from time to time direct within Twenty one days of written demand thirty per cent of the cost reasonably and properly incurred by the Landlord or other the tenant or lessee of the adjoining premises known as Unit C2B Boulevard Industrial Park shown edged purple on Plan 1 (and certified as such by their respective surveyors) in repairing and keeping in good repair and condition and where appropriate replacing maintaining cleansing rebuilding and re-surfacing :-

        (i) the whole of the premises shown edged purple on Plan I which are not covered by buildings

(ii) any and all things the use of which is common to or capable of being used in common with the premises shown edged in purple on Plan 1

4. LANDLORD'S COVENANTS

THE Landlord HEREBY COVENANTS with the Tenant as follows :-

(1) (1) To insure and keep insured the demised premises against loss or damage by the insured risks in some insurance office of repute in the full re-instatement value thereof from time to time making such allowance as the Landlord's Surveyor thinks fit for inflation during the period of insurance and the replanning and re-instatement period plus such sum as the Landlord's Surveyor reasonably considers sufficient to cover Architects' Surveyors' and other professional fees and expenses incidental thereto and demolition shoring up and site clearance and similar expenses PROVIDED ALWAYS that the Landlord shall not be obliged to insure any fixtures which may be installed by the Tenant and which may become Landlord's fixtures until the Tenant has notified the Landlord in writing of the re-instatement value thereof

    (2) To insure and keep insured in some insurance office of repute a sum equal to three years rental income of the demised premises (exclusive of insurance rents but inclusive of Value Added Tax) receivable by the Landlord and taking into account the Landlord's Surveyors reasonable estimate of potential increases receivable by the Landlord consequent upon renewals or rent review provisions against any loss arising out of destruction or damage to the demised premises by the insured risks and

        (3) To insure and keep insured in some insurance office of repute against the third party risks and property owners' liability of the Landlord in respect of the demised premises And to make all payments necessary for the above purposes relevant in sub-clauses (1)(2) and (3) of this Clause 4(1) within fourteen days after the same shall respectively become payable

(2) As often as the demised premises or any part thereof shall be destroyed or damaged by any of the insured risks to apply as soon as practicable (the Landlord using its best endeavours to do so expeditiously) all policy moneys received by the Landlord under or by virtue of any such insurance as aforesaid (other than money received in respect of insurance against loss of potential rental income and professional fees) in rebuilding repairing and re-instating the demised premises in a good and substantial manner in accordance with all necessary planning and other consents and the then existing bye-laws building regulations and other regulations affecting the same of any competent authority and in the event of such policy moneys received as aforesaid being insufficient to cover the costs of re-instatement to make up the difference from the Landlord's own moneys

(3) That the Tenant paying the rents hereby reserved and observing and performing the covenants and agreements on the part of the Tenant hereinbefore contained shall and may peaceably hold and enjoy the demised premises during the term without any interruption by the Landlord or any person or persons lawfully claiming under or in trust for it

(4)     To indemnify the Tenant against :-

        (a) any costs claims or demands arising out of the maintenance and adoption of the estate roads and the foul and surface water sewers constructed thereunder or in any part of the Estate (other than the demised premises)



        (b) any costs claims or demands arising out of a breach non-observance or non-performance of any of the covenants contained in the Landlord's freehold title registered at the date hereof under title number NT205919 (except for clause 1 (f)(ii) of the Fifth.Schedule of the Conveyance dated the Thirty first day of March One thousand nine hundred and eighty seven referred to in entry 4 of the Charges Register of title number NT205919)

(5) Until adoption by the local or other competent authority to maintain the estate roads and the foul and surface water sewers referred to in sub-clause (6)
(a) hereof in good repair and condition

(6) Not to obstruct or permit to be obstructed the service yard shown hatched blue on Plan 1

(7) That it will (or there being a Tenant of the adjoining property being Unit C2A will procure) that such Tenant will keep any part of the said adjoining property known as Unit C2A not covered by buildings or structures including all hardstanding and landscaped areas therein in a neat and tidy condition and in a good and substantial state of repair to the reasonable satisfaction of the Tenant's Surveyor Provided that the obligations of the Landlord herein shall not extend to making good damage occasioned by any of the insured risks unless the insurance (either alone or jointly with other adjoining premises) shall have been rendered void or payment of the policy moneys shall have been refused or withheld in whole or part in consequence of any act or default on the part of the Tenant or of the servants agents or invitees of the Tenant

5. PROVIDED ALWAYS and IT IS HEREBY AGREED AND DECLARED and these presents are made upon the express condition that :-

(1) if the said rents or any part thereof shall be unpaid for twenty one days after any of the days hereinbefore appointed for payment thereof (whether in the case of the rent first hereinbefore reserved the same shall have been formally demanded or not) or if the Tenant while the demised premises or any part thereof remain vested in it (being a Company) shall be wound up compulsorily or voluntarily (except for a reconstruction or amalgamation) or shall have a receiver appointed or shall have an Administrator appointed under the Insolvency Act 1986 or (being an individual or if more than one individual then any one of then) shall become bankrupt or shall have a receiving order made or shall make an assignment for the benefit of creditors or make any arrangements with creditors for the liquidation of debts by composition or otherwise or shall suffer any distress or execution to be levied on the Tenant's goods (which is not paid out within seven days) or if any covenant on the Tenant's part therein contained shall not be materially performed or observed then and in any of the said cases and thenceforth it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord in that behalf at any time thereafter to re-enter the demised premises or any part thereof in the name of the whole
                                       38
and thereupon this demise shall absolutely determine without prejudice to any right of action or remedy of either party in respect of any antecedent breach of any of the covenants by any other party herein contained

(2) If the rents hereby reserved or made payable or any part thereof or the payments referred to in Clause 4(32) hereof shall not be discharged on or within twenty one days after the date when they become payable (whether in the case of the rent hereinbefore reserved formally demanded or not) then in addition and without prejudice to the right of re-entry in paragraph 5(1) of this clause or to any other remedy herein contained or by law vested in the Landlord the Landlord shall be entitled to charge interest on the unpaid rent from the date on which it became due to the date on which the arrears are paid in full or until the date on which re-entry is effected (as the case may be) at a rate three per cent per annum above Lloyds Bank PLC base lending rate for the time being in force (or above any comparable rate of a member of the London
Committee of Clearing Banks which may replace the same)

(3) Nothing in this clause shall be deemed to create or constitute a building or letting scheme

(4) The Tenant shall not be or become entitled to any right of light or air to the demised premises or to any other right easement or quasi-easement whatsoever (other than those expressly hereby granted) which would or might restrict or interfere with the use for building or any other purposes of any land or buildings of the Landlord forming part of the Boulevard Industrial Park

(5) In addition to any other prescribed mode of service any notices required to be served hereunder shall be validly served if served in accordance with Section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962) or (in the case of the Tenant) if left addressed to it (or if there be more than one then to any one of them) on the demised premises or sent to it or any of them by recorded delivery post (in the case of a company) to its registered office and in the case of an individual by recorded delivery post at the last known address or addresses of it or any of them in England

(6) Other than expressly herein contained nothing herein contained or implied shall give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by any purchaser from or by any lessee or tenant of the Landlord in respect of any property not comprised in this Lease

(7) Nothing in this lease contained shall imply or warrant or be deemed to imply or warrant that the demised premises may in accordance with the Planning Acts be used for the purpose herein authorised and the Tenant hereby acknowledges and admits that neither has the Landlord given or made at any time any representation or warranty that any such use is or will be or will remain a permitted use under the Planning Acts

(8) The Tenant's covenants herein contained shall remain in full force both at law and in equity notwithstanding that the Landlord shall have waived or released temporarily or permanently revocably or irrevocably or otherwise howsoever a similar covenant or similar covenants affecting adjoining or neighbouring premises belonging to the Landlord

(9) Unless due to the negligence or default of the Landlord or its servants and save to the extent that the Landlord may be liable under the provisions of the Defective Premises Act 1972 the Landlord shall not be responsible to the Tenant or the Tenant's licensees servants agents or other persons in the demised premises or calling upon the Tenant for any accident happening or injury suffered or damage to or loss of any chattel or property sustained on the demised premises or on any property over which the Tenant exercises rights (10) If the demised premises or any part thereof shall at any time during the term be destroyed or damaged as the result of an insured risk so as to be unfit for occupation or use the rent reserved by Clause 2 (1) hereof or a fair proportion of the said rent according to the nature and extent of the damage sustained shall be suspended from the date of the destruction or damage until the demised premises shall again be rendered fit for occupation or use PROVIDED THAT there shall be no cesser of rent if any or to such extent as any insurance policy effected or procured to be effected by the Landlord shall have been rendered void in whole or in part through or by reason of any act neglect or default of the Tenant or of the servants agents or visitors of the Tenant PROVIDED ALWAYS that any dispute as to the proportion (if any) of rent which should be suspended or as to the period of such suspension which may arise under this clause 5(10) shall be referred to the decision of some competent person (acting as an expert and not as an arbitrator) to be agreed upon by the Landlord and by the Tenant or (in the event of failure to so agree) to be nominated by the President for the time being of the

Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant and the decision of such person (including as well any determination as to the cost of such decision) shall be made in writing and when so made shall be final and binding on the Landlord and the Tenant (11) If the demised premises shall be so destroyed or damaged by an insured risk as to be materially unfit for occupation and use and shall not have been reinstated or rendered properly fit for occupation and use within two years from the date of destruction or damage then either party shall be entitled by one month's notice in writing to the other to terminate this Lease ("the determination Notice") and upon the expiry of the determination Notice this Lease shall determine without prejudice to any rights or remedies which may then have accrued to either party against the other in respect of any breach of any of the covenants and conditions contained in this Lease and in such circumstances the insurance moneys shall be apportioned between and paid to the parties proportionately to the value of their respective interests in the demised premises on the date upon which the damage or destruction occurred and if the parties shall fail to agree upon the apportionment within three months of the date upon which this Lease is terminated by frustration or by notice as aforesaid such apportionment shall be determined by arbitration under the terms of this Lease

(12) The wall separating the demised premises from the adjoining premises of the Landlord known as Unit C2B Boulevard Industrial Estate aforesaid shall be treated as a party wall and shall be maintained as such

(13) The Tenant shall be entitled to determine this lease at the expiration of the fifth or tenth years of the term by giving to the Landlord not less than twelve months previous notice in writing and upon the date of determination of this lease paying to the Landlord the rent payable (as reviewed in accordance with the provisions of this lease) for the period of six months commencing at the expiration of the fifth or tenth years (as appropriate) of the term together with all other rents and payments due to the expiry of the fifth year if the option to break is exercised at the end of the fifth year or to the expiry of the tenth year if the option to break is exercised at the end of the tenth year

IN WITNESS whereof the parties hereto have caused their respective common seals to be hereunto affixed to this deed the day and year first before written

                               THE FIRST SCHEDULE

                         Part I : The demised premises

        ALL THAT the land for the purpose of identification shown edged red on Plan 1 being part of the Estate together with the building from time to time erected thereon and known as Unit Number C2A Boulevard Industrial Park Beeston Nottingham and all the Landlord's fixtures and fittings therein and the appurtenances thereof and all additions alterations and improvements thereto or replacements thereof and the service media exclusively serving such land and buildings

                Part 2 Rights and Easements granted to the Tenant

1. The free passage of water soil electricity gas telephone and other services to and from the demised premises through the service media from time to time serving the demised premises

2. The full right of lateral and subjacent support and protection for the benefit of the demised premises as is now enjoyed from other parts of the Estate

3. A right of way at all times and for all purposes with or without vehicles over and along the estate roads until adopted by the Highway Authority for the district of which the Estate falls and forms part

4. The right to enter after reasonable notice in writing (except in the case of emergency) upon such part of the Landlord's adjoining land as may be necessary so to do with all necessary workmen Contractors servants plant machinery and materials for the purposes of repairing renewing and inspecting the demised premises but causing as little noise dust damage and inconvenience as possible and forthwith making good in a reasonable manner all damage to the Landlord's adjoining land and any buildings thereon thereby occasioned

5. Subject to the payments mentioned in Clause 4(32) hereof :-

(i) a right to use the fourteen car parking spaces shown edged yellow on Plan I

(ii) a right to load and unload delivery vehicles immediately in front of the roller shutter door indicated by the letter 'A' on Plan 1


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(iii)   a right of way at all times and for the purposes of securing access to and egress from the demised premises and the aforementioned fourteen car parking spaces over and along and across the service yard hatched blue on Plan 1

(iv) a right to use the area shown edged green on Plan 1 for the storage of rubbish bins

6. A right on foot in emergency only from the demised premises over and across such part of the Estate as is edged purple on Plan 1 by the most safe and direct and convenient route

                       Part 3: Exceptions and Reservations

1. The free passage of water soil electricity gas telephone and other services over and through the service media now or within the perpetuity period running through over or under the demised premises to and from any adjoining or neighbouring land and buildings

2. Full right of lateral and subjacent support and protection for any adjoining or neighbouring land and buildings of the Landlord

3. The full right with all necessary workmen materials and appliances to enter (after reasonable notice except in case of emergency) upon the demised premises at all reasonable times in the daytime in normal business hours (except in emergency) for the purpose of rebuilding connecting inspecting repairing cleansing maintaining altering replacing relaying or renewing such of the Landlord's adjoining premises known as Unit C2A and any service media serving the same where such works cannot be carried out without such entry the person or persons exercising such right causing no unreasonable disturbance and making good to the reasonable satisfaction of the Tenant all damage to the demised premises thereby occasioned

4. All such rights to enter on the demised premises and other rights powers and privileges of whatsoever kind as are expressed to be conferred on or excepted or reserved to the Landlord under the covenants on the part of the Tenant and the provision in this Lease contained subject to any qualifications attached to such covenants or provisions

5. The full right at any time or times hereafter to build rebuild or alter or permit or suffer to be built or re-built or altered any buildings or erections upon any adjoining or neighbouring land of the Landlord and to alter the Estate layout including all service media (other than those forming part of the demised premises or into which the same may connect) notwithstanding that the access of light and air to the demised premises or any part thereof is thereby reduced but not so as to interfere with or diminish any rights granted to the Tenant

                              THE SECOND SCHEDULE

                                   Rent Review

1. For the purposes of this Schedule the following expressions shall bear the following respective meanings :-

        (1) "The Review Date" means each of them the anniversaries of the commencement of the term in the years 1999 and 2004

        (2) "The Review Rent" means the greater of the annual rent firstly payable hereunder during the period immediately prior to the Review Date in question and such sum as shall represent the yearly rack rental value of the demised premises on the open market on a lease without any fine or premium on the Review Date in question for a term of years commencing on that Review Date equivalent to the term hereby granted ascertained as between a willing landlord and a willing tenant with vacant possession on the terms of this Lease (including this schedule but save as to the amount of rent then payable) and upon the supposition (whether or not it is a fact) that the Tenant has complied with its obligations under this Lease and that the demised premises are in good and substantial repair and that if the demised premises shall have been damaged or destroyed in whole or in part the same shall have been re-instated and that no work has been carried out to the demised premises which has diminished or could potentially diminish the rent at which the demised premises could be let in the open market but disregarding the following namely :-

        (1) Any effect on rent of the fact that the Tenant has been in occupation of the demised premises and

        (2) Any goodwill attached to the demised premises by reason of the carrying on thereat of the business of the Tenant or any sub-tenant and

        (3) Any effect on rent of any improvement (being an improvement effected or completed within the Twenty one years preceding the Review Date in question) carried out during or before the term other than any improvement effected at the expense of the Landlord or in pursuance of any obligation to the Landlord whether under this Lease or otherwise

AND references to the Review Date and to the Review Rent shall where the context admits be taken respectively to refer to a particular Review Date and to each particular Review Date as the case may be and to the Review Rent at that Review Date and at each particular Review Date as the case may be

2. The Landlord and the Tenant may seek to agree upon the Review Rent as at a Review Date

3. (a) So long as any such agreement has not been reached (whether sought or not) and either before or after (but not more than one month before) the Review Date either the Landlord or the Tenant after written notice to the other of its intention so to do may request the President for the time being of the Royal Institution of Chartered Surveyors to appoint a competent person to act as an expert and not as an arbitrator which procedure shall be repeated if the person so appointed shall die or be incapable of acting to determine the Review Rent as at that Review Date and the decision of such person shall be made in writing and when so made shall be final and binding on the Landlord and the Tenant who shall bear in such proportion the costs of such person so appointed as the said person shall direct.

   (b) The competent person so appointed shall afford the Landlord and the Tenant an opportunity to make representations to him who shall consider and take such representations into consideration

4. In respect of the period of time (hereinafter called "the said interval") beginning with the Review Date and ending on such of the Rent Payment Days as shall immediately follow the date on which the Landlord and the Tenant shall agree the Review Rent or (failing agreement) the date on which the decision of such expert as aforesaid shall have been made and communicated to the Landlord and the Tenant the rent payable hereunder shall continue to be paid at the rate payable immediately before the Review Date in question

5. At the expiration of the said interval there shall be due as outstanding rent payable by the Tenant to the Landlord a sum of money equal to the amount (if any) whereby the Review Rent so agreed or determined as aforesaid shall exceed the yearly rent payable immediately before the Review Date in question but duly apportioned on a daily basis in respect of the said interval together with interest thereon for the said interval calculated at the rate per cent equal to Lloyds Bank PLC base lending rate for the time being in force (or any rate which may replace the same)

6. Forthwith after each Review Rent has been so agreed or determined the Landlord and the Tenant shall execute in duplicate a Memorandum under hand (to be prepared by the Landlord's Solicitors) recording the amount of the Review Rent and the Review Date to which it relates

7. If at any Review Date the Landlord shall be obliged legally or otherwise to comply with an enactment (which expression shall include any Act of Parliament now or hereafter in force and any instrument regulation or order made thereunder dealing with the control of rent and which shall restrict or modify the Landlord's right to ascertain and/or thereafter to recover from the Tenant the Review Rent in accordance with the terms of this Lease) then the Landlord shall on each occasion that any such enactment is removed relaxed or modified be entitled to introduce an intermediate Review Date which shall be the date of such removal relaxation or modification and the Review Rent payable hereunder from an intermediate Review Date to the next succeeding Review Date shall be determined in like manner as the Review Rent from each Review Date as hereinbefore provided PROVIDED that nothing herein shall be construed as varying any subsequent Review Dates except any Review Dates where the Landlord shall be prevented from reviewing the rent as contemplated herein in which event the provisions of this paragraph shall apply

                               THE THIRD SCHEDULE

THE SURETY COVENANTS with and GUARANTEES to the Landlord such covenant only to bind the Surety until the date of completion of an assignment permitted by the Landlord under the terms of this Lease that the Tenant will at all times during the continuance of the Lease pay the rents reserved by the Lease on the days and in manner therein appointed for payment thereof and will duly perform and observe the several covenants conditions and stipulations contained in the Lease and on the part of the Tenant to be observed and performed and that in case of default in such payment of rents or in the performance or observance of such covenants conditions and stipulations the Surety will pay and make good to the Landlord on demand all losses damages costs and expenses thereby arising or incurred by the Landlord PROVIDED ALWAYS and it is hereby agreed that any neglect or forbearance of the Landlord in endeavouring to obtain payment of the said rents as and when the same become payable or to enforce performance or observance of the said covenants conditions and stipulations on the part of the Tenant in the Lease contained and any time which may be given to the Tenant by the Landlord or any compromise or arrangement made by the Landlord with the Tenant shall not release or exonerate or in any way affect the liability of the Surety under the guarantee on its part hereinbefore contained THE SURETY COVENANTS with the Landlord that upon disclaimer of this Lease by or on behalf of the Tenant under any statutory or other power or if the Landlord shall secure the forfeiture of the Lease then if the Landlord shall within three months after such disclaimer or forfeiture give notice in writing to the Surety to that effect the Surety will within three months after the date of such notice being given accept from the Landlord at the cost of the Surety a Lease (hereinafter called "the New Lease") of the premises demised by this Lease for a term equal in duration to the residue which if there had been no disclaimer or forfeiture would have remained of the term granted by this Lease at the same rents as shall be payable under this Lease immediately prior to such disclaimer or forfeiture (with provision for the review of rent at the times and in manner contained in this Lease) such New Lease to contain the like Landlord's and Tenant's covenants respectively and the like provisos and conditions in all respects (including the proviso for re entry but excluding any covenant by guarantors) as are contained in this Lease such New Lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer or forfeiture and in such case the Surety shall execute and deliver to the Landlord a counterpart of the New Lease

                              THE FOURTH SCHEDULE

                       (Landlord's fixtures and fittings)


1.      Sanitary Ware

2.      Hot Water System

3.      Personnel and Fire Escape Doors


THE COMMON SEAL of WILSON BOWDEN        )
PROPERTIES LIMITED was hereunto         )
affixed to this deed in the             )
presence of :-                          )


           Director

           Secretary



THE COMMON SEAL of CALBIOCHEM-          )
NOVABIOCHEM (U.K.) LIMITED was          )
hereunto affixed in the presence of :-  )


           Director  /s/ Richard B. Slansky
                                                        [SEAL]
           Secretary /s/ [SIGNATURE ILLEGIBLE]